                        POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.,

and Domenick Pugliese, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing any Registration Statement, and any amendments thereto, on Form N-2 of ACM Income Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange

Commission, hereby ratifying and confirming all that said

attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                 /s/ Ruth Block
                                 ---------------------
                                 Ruth Block


Dated:  September   , 2001

                        POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.,

and Domenick Pugliese, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing any Registration Statement, and any amendments thereto, on Form N-2 of ACM Income Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange

Commission, hereby ratifying and confirming all that said

attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                 /s/ John D. Carifa
                                 ---------------------------
                                 John D. Carifa


Dated:  September   , 2001

                        POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.,

and Domenick Pugliese, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing any Registration Statement, and any amendments thereto, on Form N-2 of ACM Income Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange

Commission, hereby ratifying and confirming all that said

attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                 /s/ David H. Dievler
                                 ---------------------------
                                 David H. Dievler


Dated:  September   , 2001

                        POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.,

and Domenick Pugliese, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing any Registration Statement, and any amendments thereto, on Form N-2 of ACM Income Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange

Commission, hereby ratifying and confirming all that said

attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                 /s/ John H. Dobkin
                                 --------------------------
                                 John H. Dobkin


Dated:  September   , 2001

                        POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.,

and Domenick Pugliese, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing any Registration Statement, and any amendments thereto, on Form N-2 of ACM Income Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange

Commission, hereby ratifying and confirming all that said

attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                 /s/ William H. Foulk, Jr.
                                 -----------------------------
                                 William H. Foulk, Jr.


Dated:  September   , 2001

                        POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.,

and Domenick Pugliese, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing any Registration Statement, and any amendments thereto, on Form N-2 of ACM Income Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange

Commission, hereby ratifying and confirming all that said

attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                 /s/ James M. Hester
                                 ----------------------------
                                 Dr. James M. Hester


Dated:  September   , 2001

                        POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.,

and Domenick Pugliese, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing any Registration Statement, and any amendments thereto, on Form N-2 of ACM Income Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange

Commission, hereby ratifying and confirming all that said

attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                 /s/ Clifford L. Michel
                                 ----------------------------
                                 Clifford L. Michel


Dated:  September   , 2001

                        POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.,

and Domenick Pugliese, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing any Registration Statement, and any amendments thereto, on Form N-2 of ACM Income Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange

Commission, hereby ratifying and confirming all that said

attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                 /s/ Donald J. Robinson
                                 -----------------------------
                                 Donald J. Robinson


Dated:  September   , 2001















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